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                                                    EXHIBIT 10.3


                           NO. 87-4739-G

DUPEY MANAGEMENT CORPORATION,        IN THE DISTRICT COURT OF

                   Plaintiff,

VS.                                  DALLAS COUNTY, TEXAS

MICHAELS STORES, INC. and

B.B. TULEY, Individually

                 Defendants.         134TH DISTRICT COURT



                 RELEASE AND SETTLEMENT AGREEMENT

   This Agreement is made on this date by and between Dupey Management Corporation ("DMC"), Michael J. Dupey, individually ("Dupey"), Patricia Dupey, individually ("Patricia") [DMC, Dupey and Patricia will be collectively referred to as the "Dupey Group"], Michaels Stores, Inc. ("MSI"), and B. B. Tuley, individually ("Tuley"), and is as follows:

   WHEREAS, DMC filed Plaintiff's First Amended Petition (the
"Petition") in the above-entitled and numbered cause against MSI and Tuley; and

   WHEREAS, MSI filed Defendant's Original Counter-Petition (the
"Counter-Petition") in the above-entitled and numbered cause against DMC, Dupey, Patricia and the Michael and Patricia Dupey
Family Trust ("Trust"); and

   WHEREAS, the Dupey Group, Michaels and Tuley have reached a Settlement Agreement whereby the Dupey Group has agreed to release MSI and Tuley in exchange for a mutual release from MSI and Tuley of the Dupey Group and the beneficiaries of the

RELEASE AND SETTLEMENT AGREEMENT - Page 1

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Trust, and MSI and Tuley have agreed to release the Dupey Group and the beneficiaries of the Trust in exchange for a mutual release from the Dupey Group of MSI and Tuley.

   NOW, THEREFORE, for and in consideration of (i) the dismissal with prejudice of the claims made against MSI and Tuley in the Petition, (ii) the general release granted herein, and (iii) other good and valuable consideration, receipt of which is hereby acknowledged, MSI and Tuley do hereby release, acquit and forever discharge the Dupey Group, their affiliated corporations and entities, and their officers, employees, agents, representatives, successors, heirs and assigns, and the beneficiaries of the Trust, their successors, heirs and assigns, of and from any and all actions, causes of action, claims and demands, damages, costs and expenses of whatever kind or character, whether known or unknown, existing as of the date of this Agreement, including but not limited to any and all claims which were made or could have been made by MSI or Tuley in the referenced cause.

   FURTHERMORE, in consideration of (i) the dismissal with prejudice of claims made against the Dupey Group and the Trust in the Counter-Petition, (ii) the general release granted herein, and
(iii) other good and valuable consideration, receipt of which is hereby acknowledged, the Dupey Group does hereby release, acquit and forever discharge MSI and Tuley, their affiliated corporations and entities, and their officers,

RELEASE AND SETTLEMENT AGREEMENT - Page 2

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employees, agents, representatives, successors, heirs and assigns, of and from any and all actions, causes of action, claims and demands, damages, costs and expenses of whatever kind or character, whether known or unknown, existing as of the date of this Agreement, including but not limited to any and all claims which were made or could have been made by the Dupey Group in the referenced cause.

   The Dupey Group represents that the Trust has been dissolved and thus does not have the capacity to grant a release to MSI and Tuley. In the event the Trust should ever attempt to assert a claim against MSI, Tuley, their affiliated corporations or entities or their officers, employees, agents, representatives, successors, heirs or assigns, the Dupey Group agrees to indemnify them for such claims and agrees to cause the Trust to release such claims.
For the same aforesaid consideration, MSI and Tuley do hereby assign to the Dupey Group any and all causes of action and claims that they may have against the Dupey Group or the beneficiaries of the Trust which arise or result from the claims asserted by MSI and Tuley in the referenced cause.

   For the same aforesaid consideration, the Dupey Group does hereby assign to MSI and Tuley any and all causes of action and claims that it may have against MSI and/or Tuley which arise or result from the claims asserted by the Dupey Group in the referenced cause.

RELEASE AND SETTLEMENT AGREEMENT - Page 3

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   For the same aforesaid consideration, the parties hereto agree that (i) each of the Consulting Agreements between DMC and MSI (or its predecessor in interest), dated March 25, 1983, July 23, 1984, and March 30, 1985, respectively, shall be null and void and (ii) each of the Purchase Agreements between DMC and MSI (or its predecessor in interest), dated March 25, 1983, July 23, 1984, and March 30, 1985, respectively, and the Amendment to Purchase Agreement dated December 15, 1986, shall be null and void; furthermore, the parties hereto agree that there are no obligations or monies due or to become due under any of such agreements. It is stipulated, however, that notwithstanding any other provision of this Agreement, nothing herein shall (i) release MSI, Tuley or DMC from any obligations under any new Consulting Agreement executed in 1988 or (ii) affect the rights or obligations of any of the parties to the March 25, 1983, Asset Purchase and Territorial Development Agreement among Dupey Enterprises, Inc., DMC and the Trust, as amended by the March 30, 1985, Amendment to Asset Purchase and Territorial Development Agreement; provided, however, MSI hereby releases the Dupey Group and the beneficiaries of the Trust from the claims asserted against them in Paragraphs XIII and XIV of the Second Cause of Action contained in the Counter-Petition, and any other claims relating to the Dupey Group's past use of registered service marks of MSI; and provided further, however, that Sections 4, 5 and 9 of such

RELEASE AND SETTLEMENT AGREEMENT - Page 4

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Asset Purchase and Territorial Development Agreement shall be null and void.

   It is expressly warranted by MSI and Tuley that they are the owners of all causes of action arising or resulting from the occurrences described in the Counter-Petition, and that they have not assigned any cause of action to a third party.

   It is expressly warranted by each member of the Dupey Group that they are the owners of all causes of action arising or resulting from the occurrences described in the Petition and that they have not assigned any cause of action to a third party.

   It is expressly agreed by all parties that neither this Agreement nor any part hereof shall be construed or used as an admission of liability on the part of the Dupey Group, MSI or Tuley, all of whom expressly deny liability. Any action taken hereunder is taken in compromise settlement, and to avoid the trouble and expense of further investigation and litigation in connection the aforesaid dispute.

   It is understood and agreed that counsel for the Dupey Group, MSI and Tuley will execute and present to the Court an Agreed Order of Dismissal in the form and substance of that attached hereto as Exhibit "A", dismissing the claims asserted by the Dupey Group against MSI and Tuley, and further dismissing the claims asserted by MSI against the Dupey Group and the Trust, with prejudice to the rights of the Dupey Group, MSI or Tuley to refile same or any part thereof against any of

RELEASE AND SETTLEMENT AGREEMENT - Page 5

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the parties in this cause, and that each party will bear its own costs.

   This Release and Settlement Agreement shall be construed under and controlled by the laws of the State of Texas.

   This Release and Settlement Agreement may not be clarified, modified, changed, or amended except in writing signed by each of the respective signatories hereto. This Release and Settlement Agreement may be executed in multiple counterparts, which, taken together, constitute the original.

                                  DUPEY MANAGEMENT CORPORATION


                                  By:   Michael J. Dupey
                                        ------------------------------
                                  Its:  C.E.O.
                                        ------------------------------
                                  Date: 2-15-88
                                        ------------------------------


                                          /s/ Michael J. Dupey
                                  ------------------------------------
                                     MICHAEL J. DUPEY, INDIVIDUALLY


                                          /s/ Patricia Dupey
                                  ------------------------------------
                                      PATRICIA DUPEY, INDIVIDUALLY


                                  MICHAELS STORES, INC.


                                  By:   B. B. Tuley
                                        ------------------------------
                                  Its:  President
                                        ------------------------------
                                  Date: 2-15-88
                                        ------------------------------


                                             /s/ B. B. Tuley
                                  ------------------------------------
                                        B. B. TULEY, INDIVIDUALLY

RELEASE AND SETTLEMENT AGREEMENT - Page 6

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THE STATE OF TEXAS

COUNTY OF DALLAS

   BEFORE ME, the undersigned, a Notary Public in and for said
County and State, on this day personally appeared Michael J. Dupey, the CEO, on behalf of DUPEY MANAGEMENT CORPORATION, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.

   GIVEN under my hand and seal of office this 15th day of February, 1988.




                                     /s/  Karen Clarke Geuley
                               -----------------------------------
                                  Notary Public - State of Texas

My commission expires:  12-11-89


THE STATE OF TEXAS

COUNTY OF DALLAS

   BEFORE ME, the undersigned, a Notary Public in and for said
County and State, on this day personally appeared MICHAEL J. DUPEY, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

   GIVEN under my hand and seal of office this 15th day of February, 1988.


                                    /s/   Karen Clarke Geuley
                               -----------------------------------
                                 Notary Public - State of Texas

My commission expires:  12-11-89

RELEASE AND SETTLEMENT AGREEMENT - Page 7

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THE STATE OF TEXAS

COUNTY OF DALLAS

   BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared PATRICIA DUPEY, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

   GIVEN under my hand and seal of office this 15th day of February, 1988.


                                    /s/  Karen Clarke Geuley
                               -----------------------------------
                                  Notary Public - State of Texas

My commission expires:  12-11-89



THE STATE OF TEXAS

COUNTY OF DALLAS


   BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared B. B. Tuley, the President, of MICHAELS STORES, INC., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.

   GIVEN under my hand and seal of office this 15th day of February, 1988.


                                         /s/ Rose M. King
                                ----------------------------------
                                  Notary Public - State of Texas

My commission expires:  4-3-89

RELEASE AND SETTLEMENT AGREEMENT - Page 8

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THE STATE OF TEXAS

COUNTY OF DALLAS

   BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared B.B. TULEY, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

   GIVEN under my hand and seal of office this 15th day of February, 1988.


                                        /s/ Rose M. King
                               -----------------------------------
                                  Notary public - State of Texas

My commission expires:  4-3-89

RELEASE AND SETTLEMENT AGREEMENT - Page 9

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                                                    EXHIBIT A

                          NO. 87-4739


DUPEY MANAGEMENT CORPORATION,      IN THE DISTRICT COURT OF

                   Plaintiff,

VS.                                 DALLAS COUNTY, TEXAS

MICHAELS STORES, INC.,

                   Defendant.       134TH DISTRICT COURT


                    AGREED ORDER OF DISMISSAL

   On this date came to be heard the Motion of DUPEY MANAGEMENT CORPORATION, MICHAEL J. DUPEY, Individually, PATRICIA DUPEY, Individually, MICHAELS STORES, INC., and B. B. TULEY, in the above-entitled and numbered cause, seeking dismissal of said cause with prejudice. The Court is of the opinion and finds that all matters in dispute between the parties as asserted herein have been fully and finally compromised and settled as evidenced by their execution of a Release and Settlement Agreement.

   IT IS, THEREFORE, ORDERED, ADJUDGED and DECREED that the above-entitled and numbered cause be and the same is dismissed with prejudice to the rights of the parties hereto to refile same or any part thereof, and that each party is to bear its own costs.

   SIGNED this ____ day of ___________ , 1988.


                               -----------------------------------
                                         JUDGE PRESIDING

AGREED ORDER OF DISMISSAL - Page 1

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APPROVED:

JENKENS & GILCHRIST
3200 Allied Bank Tower
Dallas, Texas 75202



By:
    -------------------------------
    William M. Parrish
    State Bar No. 15540325

Attorneys for Dupey
Management Corporation,
Michael J. Dupey, Individually, and
Patricia Dupey, Individually


JACKSON, WALKER, WINSTEAD
CANTWELL & MILLER

901 Main Street
6000 First RepublicBank Plaza
Dallas, Texas 75202


BY:
    -------------------------------
    Ralph E. Hartman
    State Bar No. 09164000
    Michael L. Knapek
    State Bar No.11579500


Attorneys for Michaels Stores, Inc.
and B. B. Tuley


AGREED ORDER OF DISMISSAL - Page 2